UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 24, 2016

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers

On November 24, 2016, Constellation Brands Canada, Inc. (“Constellation Canada”), an indirect, wholly-owned subsidiary of Constellation Brands, Inc. (the “Company”), entered into a retention bonus agreement with John A. (Jay) Wright (the “Retention Bonus Agreement”) in order to incentivize his continued efforts related to closing the sale of the Company’s Canadian wine business.

In the event that a sale of the Company’s Canadian wine business closes on or before December 31, 2016 and Mr. Wright is employed by Constellation Canada on the closing date, the Retention Bonus Agreement entitles Mr. Wright to receive a cash bonus of CDN$700,000, less applicable deductions, paid within 30 days following the closing. Mr. Wright is also entitled to payment of the bonus if he is terminated without cause (as cause is defined under his employment agreement) before closing. Mr. Wright forfeits the cash bonus if he resigns from Constellation Canada or is terminated for cause by Constellation Canada, in either case, at any time on or before closing. Payment of the cash bonus under the Retention Bonus Agreement does not alter or affect any other compensation or benefits Mr. Wright may be entitled to under any other arrangement with Constellation Canada or under applicable law.

The preceding description of Mr. Wright’s Retention Bonus Agreement is a summary and is qualified in its entirety by the Retention Bonus Agreement filed herewith as Exhibit 10.1, all of which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Retention Bonus Agreement dated November 24, 2016 between Constellation Brands Canada, Inc. and John A. (Jay) Wright.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2016	CONSTELLATION BRANDS, INC.

	By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(10)	MATERIAL CONTRACTS

(10.1)	Retention Bonus Agreement dated November 24, 2016 between Constellation Brands Canada, Inc. and John A. (Jay) Wright (filed herewith). *

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

Not Applicable.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

(106)	STATIC POOL PDF

Not Applicable.

*	Designates management contract or compensatory plan or arrangement.